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                                                                EXHIBIT 10.41(b)

                                                               EXECUTION VERSION

                                SECOND AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                    LETTER OF CREDIT AND GUARANTY AGREEMENT

        THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LETTER OF CREDIT AND GUARANTY AGREEMENT (this "Amendment") dated as of June 30, 1995 is among:

         (i) FOOTHILL CAPITAL CORPORATION, a California corporation
("Foothill"),

        (ii) The banks listed on the signature pages of this Amendment under the heading "Banks" (currently only Union Bank but to be referred to herein as the "Initial Banks"), and

       (iii) UNION BANK, a California Banking corporation, ("Union"), as agent for the Banks and the Issuing Bank (the "Agent") hereunder.

        PRELIMINARY STATEMENTS

        (1) Foothill, the Initial Banks and the Agent are parties to a Third Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 1, 1994, as amended by that certain First Amendment to Third Amended and Restated Letter of Credit and Guaranty Agreement dated as of December 28, 1994 (the "Agreement").

        (2) Foothill has requested Union (currently the Issuing Bank and the only Bank under the Agreement) and the Agent to further amend the Agreement. Union and the Agent are willing to effect such amendment upon the terms and subject to the conditions set forth below.

        AGREEMENT

        NOW THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meanings given to those terms in the Agreement.

        SECTION 2.  Agreement Amendment.  The Agreement is amended as follows:

        (a) The definitions of "Extension Requests," "May Extension Request" and "November Extension Request" set forth in Section 1.01 are deleted.

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        (b)     Section 1.01 is amended by the addition alphabetically of a new definition "Extension Request" to read as follows:

                "EXTENSION REQUEST" shall have the meaning assigned to that term in Section 2.08 hereof.

        (c) The definition of "Termination Date" set forth in Section 1.01 is amended by deleting the date "June 30, 1995" appearing therein and substituting for such date the date "June 28, 1996."

        (d)     Section 2.04 is amended in its entirety to read as follows:

                SECTION 2.04.  FEES.

                (a) ISSUING BANK FEE. Foothill agrees to pay to the Issuing Bank, for its own account, a fee on the average daily undrawn balance of outstanding Letters of Credit, commencing June 30, 1995, at a rate of 0.125% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year.

                (b) COMMITMENT FEE. Foothill agrees to pay to each Bank a commitment fee on the average daily unused portion of such Bank's Commitment from the New Effective Date, in the case of each Initial Bank, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Bank, in the case of each other Bank, until the Termination Date, at the rate of 0.15% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year and on the Termination Date. For purposes of this Agreement, the unused portion of any Bank's commitment at any time shall be the excess of such Bank's Commitment over such Bank's Percentage of the undrawn balance of then outstanding Letters of Credit.

                (c) USAGE FEE. Foothill agrees to pay to each Bank a usage fee on such Bank's Percentage of the average daily undrawn balance of outstanding Letters of Credit, from the date hereof, in the case of each Initial Bank, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Bank, in the case of each other Bank, until the Termination Date, at the rate of 0.70% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year and on the Termination Date.



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                (d)     Letter of Credit Fees.  Foothill agrees with the
        Issuing Bank and the Banks that the letter of credit fees, payable by each Account Party with respect to each Letter of Credit issued for the account of such Account Party and guaranteed by Foothill under Article III hereof, shall be:

                        (i) In the case of each Letter of Credit which is a standby letter of credit, in an amount equal to $300 assessed on the date of Issuance of such Letter of Credit;

                        (ii) in the case of any Letter of Credit which is a commercial documentary letter of credit, in an amount equal to the greater of (A) $125, (B) 1/8 of 1% of the maximum amount available to be drawn under such Letter of Credit assessed on the date of issuance of such Letter of Credit (the determination of such maximum amount to assume compliance with all conditions for drawing) or (C) such amount agreed to in writing by such Account Party, Foothill and the Issuing Bank; and

                        (iii) in the case of each Letter of Credit which is a
                commercial documentary letter of credit, in an amount, for each draw requested thereunder by the beneficiary thereof, assessed on the date of each drawing, equal to the greater of
                (A) $125, (B) 1/8 of 1% of the amount of such requested draw (the determination of such amount to assume compliance with all conditions for drawing) or (C) such amount agreed to in writing by such Account Party, Foothill and the Issuing Bank.

        The letter of credit fees in each case in this Section 2.04(d) shall be payable to and for the account of the Issuing Bank monthly in arrears on or prior to the seventh Business Day after the end of each month in each year and on the Termination Date.

        (e)     Section 2.08 is amended in its entirety to read as follows:

                SECTION 2.08. Extension of Termination Date. On or before April 1, 1996 and each April 1 thereafter (each such April 1 being herein referred to as an "Extension Request Date"), Foothill may request that the Agent extend the Termination Date by 364 days (an "Extension Request"). Foothill shall make each Extension Request by delivering to the Agent a written Extension Request, in form and substance satisfactory to the Agent. The Agent will promptly notify each Bank


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        of such Extension Request. Each Bank may, in its sole discretion, so agree to extend the Termination Date by delivering a notice to the Agent in the form of Exhibit A hereto by the next succeeding June 1 (an "Extension Reply Date"). If, by the Extension Reply Date, Banks then holding more than 25% of the Commitments of the Banks have failed to consent to the Extension Request, the Agent shall notify the Banks and Foothill of this fact, and each Bank which had consented to the Extension Request shall have until the next succeeding June 15 to withdraw its consent. The Commitment of each nonconsenting Bank shall terminate on the Termination Date applicable to such Bank and shall not be otherwise renewed or extended, and any future Extension Request shall be delivered only to Banks which, on such future Extension Request Date, have continuing Commitments. The Agent and Banks shall be under no obligation whatsoever to extend the Termination Date. No Extension Request shall be permitted after April 1, 1996 unless an Extension Request has been made on or prior to each previous Extension Request Date and each such Extension Request was consented to by at least one Bank (and such Bank did not subsequently withdraw its consent as permitted in this Paragraph 2.08).

(f)     Section 6.01(f) is amended in its entirety to read as follows:

                (f) Net Receivable Information. As soon as practicable and in any event within 45 days after the close of each of the first three fiscal quarters of Foothill and within 90 days after the close of the fiscal year of Foothill, Foothill shall furnish to the Agent and the Banks a report (i) describing items included in the Net Amount of Finance Receivables and reports on Non-Performing Assets, in any case in excess of $2,000,000, (ii) describing the type and estimated market value of items included in Purchased Receivables in excess of $2,000,000, (iii) describing the type and estimated market value of items included in Purchased Receivables which are not secured or are not fully secured, (iv) listing each new Finance Receivable having a Net Amount in excess of $10,000,000 closed during such fiscal quarter, including a designation as to the type of Finance Receivable and a description of the collateral, (v) identifying the ten largest obligors by Net Amount of Finance Receivables, including a designation as to the type of Finance Receivable and a description of the collateral and (vi) listing all outstanding letters of credit and guarantees in excess of $2,500,000 as of the end of such fiscal quarter or fiscal year.

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        (g)     Section 7.01 is amended in its entirety to read as follows:

                SECTION 7.01. Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth shall not be less than $90,000,000 at any time.

        (h)     Section 7.02(a) is amended in its entirety to read as follows:

                (a) Outstanding Senior Indebtedness (other than Guaranties) shall not exceed an amount equal to 400% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Subordinated Debt.

        (i) In Section 7.02(b), "85%" is substituted for "125%" appearing therein.

        (j)     Section 7.04 is amended in its entirety to read as follows:

                SECTION 7.04. Purchased Receivables. The Net Amount of Purchased Receivables shall not exceed the lesser of (i) $100,000,000 or (ii) 65% of the sum of Adjusted Consolidated Net Worth plus Subordinated Debt.

        (k) In clause (vii) (B) of Section 8.02(a), "80%" is substituted for "60%" appearing therein.

        (l) In clause (i)(A) of Section 8.03(a), the date "January 1, 1995" is substituted for the date "January 1, 1994" appearing therein.

        (m) The last three lines of clause (i) of Section 8.03(a) which appear immediately preceding the semi-colon (;), are amended to read as follows:

        exceeds $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;

        (n)     Clause (i) of Section 8.05(a) is amended to read as follows:

                (i) Foothill may make cash acquisitions of secured commercial finance, leasing portfolios or companies in an amount, in any fiscal year, up to 10% of Consolidated Assets as of the end of the previous fiscal year;

        (o)     Clause (iii) of Section 8.08(b) is amended to read as follows:


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                        (iii)   subject to the provisions of the Foothill Group
                Subordination Agreement, Foothill may make regularly scheduled payments on account of the Foothill Group Subordinated Debt and, to the extent such payments are otherwise permitted under the provisions of Section 8.3, Foothill may make optional prepayments of all, or any portion of, the Foothill Group Subordinated Debt; and

                SECTION 3. Representations and Warranties. Foothill hereby represents and warrants to Union and the Agent as follows:

                (a) Each of the representations and warranties set forth in Article V of the Agreement is true and correct on the date hereof and, after giving effect to the amendments effected hereby on the Effective Date (as defined below), will be true and correct on the Effective Date.

                (b) No Event of Default or Potential Default has occurred and is continuing or exists under the Agreement on the date hereof and, after giving effect to the amendments effected hereby on the Effective Date, no Event of Default or Potential Default will have occurred and be continuing or will exist under the Agreement on the Effective Date.

                (c) This Amendment is within Foothill's powers, has been duly authorized and does not conflict with Foothill's organizational papers.

                (d) This Amendment does not conflict with any law, agreement, or obligation by which Foothill is bound.

For the purposes of the foregoing representations and warranties, the term "Loan Documents" as used in Article V of the Agreement and elsewhere in the Agreement shall be deemed to include this Amendment prior to the Effective Date.

                SECTION 4.      Effectiveness.  The amendments set forth in
Section 2 above shall become effective on June 30, 1995 (the "Effective Date"), subject to receipt by the Agent of each of the following on or prior to the Effective Date:

                (a) Counterparts of this amendment, duly executed by Foothill, the Agent and Union; and

                (b)     A certificate of the secretary of Foothill certifying
        (i) the corporate action taken by Foothill to authorize the execution, delivery and performance of this Amendment and (ii) the incumbency of the officers of Foothill authorized to execute this Amendment on behalf of Foothill.

On and after the Effective Date, all references in the Agreement or the other Loan Documents to the Agreement shall mean the


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Agreement as amended hereby, and the term "Loan Documents" shall include this
Amendment. Except as amended hereby, the Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

                SECTION 5.  Miscellaneous.

                (a) Foothill shall pay all reasonable costs and expenses of the Agent in connection with the execution and delivery of this Amendment and the other documents and agreements delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and with respect to advising the Agent as to its rights hereunder and thereunder.

                (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        FOOTHILL CAPITAL CORPORATION

                                        By: /s/  HENRY K. JORDAN
                                            -----------------------------------
                                            Name:     HENRY K. JORDAN
                                                  -----------------------------
                                            Title:    SENIOR VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER
                                                   ----------------------------

                                        UNION BANK, as Agent

                                        By: /s/  DONALD H. RUBIN
                                            -----------------------------------
                                            Name:     DONALD H. RUBIN
                                                  -----------------------------
                                            Title:    VICE PRESIDENT
                                                   ----------------------------

                                        BANKS

                                        UNION BANK, as Issuing Bank and
                                          as a Bank

                                        By:  /s/  DONALD H. RUBIN
                                            -----------------------------------
                                            Name:     DONALD H. RUBIN
                                                  -----------------------------
                                            Title:    VICE PRESIDENT
                                                   ----------------------------


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